TCW Funds, Inc.

Supplement Dated October 29, 2013 to the

Statement of Additional Information Dated February 28, 2013, as Amended

Disclosure relating to the TCW Funds, Inc. (the “Corporation”)

Effective immediately, the first paragraph under the section entitled “Disclosure of Portfolio Information,” on page 78 will be deleted in its entirety and replaced with the following:

It is the policy of the Corporation to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Corporation’s website. The top ten holdings and other portfolio characteristics at month-end for each Equity Fund and Emerging Markets Fund and the top ten holdings at quarter-end for the TCW High Yield Bond Fund may be found in the respective Fund page and/or Fund Profile posted on the Corporation’s website at www.tcw.com.

Please retain this Supplement with your Statement of Additional Information for future reference.